UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549


                                     FORM 8-K


                                  CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934
        Date of Report (Date of earliest event reported): May 20, 2010


                             ABC ACQUISITION CORP 1501
            (Exact name of registrant as specified in its charter)








           Nevada                  000-53809                     27-0531073
(State or other jurisdiction      (Commission                  (IRS Employer
     of incorporation)            File Number)              Identification No.)



       300 Center Ave. Ste. 202
             Bay City, MI                                              48708
(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code: (989) 891-0500


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





                           FORWARD-LOOKING STATEMENTS

	There are statements in this Current Report on Form 8-K that are not historical facts. These "forward-looking statements" can be identified by use of terminology such as "believe," "hope," "may," "anticipate," "should," "intend," "plan," "will," "expect," "estimate," "project," "positioned," "strategy" and similar expressions. You should be aware that these forward-looking statements are subject to risks and uncertainties that are beyond our control. Although management believes that the assumptions underlying the forward looking statements included in this Current Report are reasonable, they do not guarantee our future performance, and actual results could differ from those contemplated by these forward looking statements. The assumptions used for purposes of the forward-looking statements specified in the following information represent estimates of future events and are subject to uncertainty as to possible changes in economic, legislative, industry, and other circumstances. As a result, the identification and interpretation of data and other information and their use in developing and selecting assumptions from and among reasonable alternatives require the exercise of judgment. To the extent that the assumed events do not occur, the outcome may vary substantially from anticipated or projected results, and, accordingly, no opinion is expressed on the achievability of those forward-looking statements. In the light of these risks and uncertainties, there can be no assurance that the results and events contemplated by the forward-looking statements contained in this Current Report will in fact transpire. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. We do not undertake any obligation to update or revise any forward-looking statements.

	As used in this Current Report and unless otherwise indicated, the terms "we", "us", "our", and the "Company" refer to ABC Acquisition Corp 1501.


Item 5.01.	Changes in Control of Registrant.

	On May 20, 2010, Nitin Amersey ("Seller"), our sole officer and director, entered into a Stock Purchase Agreement (the "Agreement") with Ben Fuschino ("Purchaser") whereby Seller agreed to sell and Purchaser agreed to purchase, 35,000,000 shares of Seller's common stock of Company (the "Shares"), which Shares represent one hundred percent (100%) of our issued and outstanding capital stock, for a total purchase price of three thousand five hundred and No/100 Dollars (US $3,500.00), which shall be paid from the personal funds of Purchaser.

	Upon closing of the transaction stated above, there will be a change of control in Company whereby Purchaser will own a controlling one hundred percent (100%) ownership interest in us.

	The above description of the Stock Purchase Agreement is not complete and is subject to and qualified in its entirety by reference to the full text of the Stock Purchase Agreement, a copy of which is attached as Exhibit 10.1 to this report.

Form 10 Disclosure

	Item 5.01(a)(8) of Form 8-K states that if the registrant was a shell company, as we were, immediately before the change in control, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10.

	Accordingly, we are providing below the information that would be included in a Form 10 if we were to file such form. Please note that the information provided below relates to the business of the Company after the change of control, with such information reflecting the Company and its securities upon consummation of the transaction stated above. Pursuant to Item 5.01(a)(8) of Form 8-K, the information contained in Items 1, 1A, 2, 3, 5, 7, 8, and 9 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, is hereby incorporated by reference into this Form 8-K under Item
5.01 hereof.

Security Ownership of Certain Beneficial Owners and Management

	The following table sets forth, upon closing of the Agreement, the number of shares of common stock beneficially owned of record by executive officers, directors and persons who hold 5% or more of the outstanding common stock of the Company.

Name and Address         Amount and Nature of Beneficial          Percentage of
                                    Ownership                         Class

Ben Fuschino (1)                    35,000,000                        100%
883 Isabel St.
Woodstock ON N4S 2A7

All Officers and Directors as       35,000,000                        100%
a group


(1) Upon closing of the Agreement, Ben Fuschino will serve as President, CFO, Secretary and sole director of the Company.


Directors and Executive Officers


NAME             AGE    POSITION
Ben Fuschino*    48     President, CFO, Secretary, Director

*Upon closing of the Agreement, Mr. Fuschino will serve as President, CFO, Secretary and sole director of the Company.

        Mr. Fuschino is the past President and CEO of both Michigan Gold Mining Ventures and Sarissa Resources, Inc. Today, Mr. Fuschino is President of Friggi N.A. Inc., a machine tool company. Some accomplishments to his credit include designing, structuring and implementing sales and marketing tactics within his large territory, negotiating a joint venture deal with a European company for equity investment and increased product breadth, and negotiating exclusive rights for new products to the North American market.

        Additionally, during his career, Mr. Fuschino held the position of Manager Retail Banking at the Royal Bank of Canada in which he supervised a staff of 20 employees and was responsible for overall branch performance. Mr. Fuschino was also the President of Herakles Holdings, Inc. where he focused on management consulting. While at Herakles Holdings, Inc., Mr. Fuschino prepared business plans and company assessments, provided financial consulting to individuals and corporations, as well as setup and coordinated management presentation workshops.

        Mr. Fuschino studied business, political science and economics at the University of Western Ontario, as well as marketing and communications at the University of Windsor. Today he continues his studies of philosophy and psychology at the University of Western Ontario. Mr. Fuschino is fluent in 4 languages.




Executive Compensation

	Ben Fuschino, our sole officer and director upon closing of the Agreement, has never received any cash remuneration. We do not expect that he or other officers (should they be appointed) will receive any remuneration until we have adequate financial resources.

	No retirement, pension, profit sharing, stock option or insurance programs or other similar programs have been adopted by the Company for the benefit of its employees.

	There are no understandings or agreements regarding compensation our management will receive after a business transaction that is required to be included herein, or otherwise.

	Upon closing of the Agreement, Mr. Fuschino has agreed to pay all expenses incurred by the Company through the date of completion of a business transaction. Therefore, we do not expect to have significant expenses until the consummation of such transaction.

Market Price of and Dividends on the Registrant's Common Equity and Related Stockholder Matters

Common and Preferred Stock

	The authorized capital stock of our Company consists of 400,000,000 shares of common stock, par value $0.0001 per share, of which there are 35,000,000 issued and outstanding, and 100,000,000 shares of preferred stock, par value $0.0001 per share, of which none have been designated or issued.

	All outstanding shares of common stock are of the same class and have equal rights and attributes. The holders of common stock are entitled to one vote per share on all matters submitted to a vote of stockholders of the Company. All stockholders are entitled to share equally in dividends, if any, as may be declared from time to time by the sole director out of funds legally available. In the event of liquidation, the holders of common stock are entitled to share ratably in all assets remaining after payment of all liabilities. The stockholders do not have cumulative or preemptive rights.

Market Information

	Our common stock is not trading on any stock exchange. We are not aware of any market activity in our stock since our inception and through the date of this filing.

Holders

	As of May 26, 2010, there was one record holder of 35,000,000 shares of the common stock.

Dividend Policy

        We have not declared or paid any cash dividends on our common stock or preferred stock and we do not intend to declare or pay any cash dividend in the foreseeable future. The payment of dividends, if any, is within the discretion of the sole director and will depend on the Company's earnings, if any, its capital requirements and financial condition and such other factors as the sole director may consider.

Securities Authorized for Issuance under Equity Compensation Plans

        We do not have any equity compensation plans or any individual compensation arrangements with respect to our common stock or preferred stock. The issuance of any of our common or preferred stock is within the discretion of our sole director, which has the power to issue any or all of our authorized but unissued shares without stockholder approval.

Issuer Purchases of Equity Securities

None.

Indemnification of Directors and Officers

	Article VIII Section 1 of our Company's By-Laws provides that we shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) by reason of the fact that he is or was a director or officer of the Company, or is or was a director or officer of the Company serving at the request of the Company as a director or officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contender or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

Section 78.138(7) of the Nevada Revised Statutes (the "NRS") provides, with limited exceptions, that:

1. A director or officer is not individually liable to the corporation or its stockholders for any damages as a result of any act of failure to act in his capacity as a director or officer unless it is proven that:

(a) His act or failure to act constituted a breach of his fiduciary duties as a director or officer; and

(b) His breach of those duties involved intentional misconduct, fraud or a knowing violation of law.

Section 78.7502 of the NRS permits the Company to indemnify its directors and officers as follows:

1. A corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action suit or proceeding if he:
        (a) Is not liable pursuant to NRS 78.138; or

        (b) Acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person is liable pursuant to NRS 78.138 or did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, or that with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

2. A corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys' fees actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he:

	(a) Is not liable pursuant to NRS 78.138; or

	(b) Acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation.

Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

3. To the extent that a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections 1 and 2, or in defense of any claim, issue or matter therein, the corporation shall indemnify him against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense.

Section 78.751 of the NRS provides for the authorization required for discretionary indemnification; advancement of expenses; limitation on indemnification and advancement of expenses as follows:

1. Any discretionary indemnification pursuant to NRS 78.7502, unless ordered by a court or advanced pursuant to subsection 2, may be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made:

	(a) By the stockholders;

	(b) By the board of directors by majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding;

	(c) If a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding so orders, by independent legal counsel in a written opinion; or

	(d) If a quorum consisting of directors who were not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.

2. The articles of incorporation, the bylaws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation. The provisions of this subsection do not affect any rights to advancement of expenses to which corporate personnel other than directors or officers may be entitled under any contract or otherwise by law.

3. The indemnification pursuant to NRS 78.502 and advancement of expenses authorized in ordered by a court pursuant to this section:

	(a) Does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his official capacity or an action in another capacity while holding his office, except that indemnification, unless ordered by a court pursuant to NRS 78.7502 or for the advancement of expenses made pursuant to subsection 2, may not be made to or on behalf of any director or officer if a final adjudication establishes that his acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action.

	(b) Continues for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of such a person. As to indemnification for liabilities arising under the Securities Act of 1933 for directors, officers, and controlling persons of the Company, the registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy and is unenforceable.

Item 5.02.	Departure of Directors or Certain Officers; Election of
                Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

	We will retain Mr. Amersey as the sole officer and director of the Company until closing of the Agreement. Following closing of the Agreement, Mr. Fuschino will serve as the Company's President, CFO, Secretary, and sole director, until his successor(s) are duly elected and qualified. Mr. Amersey will not receive additional compensation during this interim period.

Item 9.01.	Financial Statements and Exhibits.

	(d)  Exhibits

	Exhibit		Description

	3.1*		Articles of Incorporation

	3.2*		By-Laws

	10.1		Stock Purchase Agreement, by and among Nitin Amersey
                        and Ben Fuschino, entered into on May 20, 2010.

* Filed as an exhibit to our registration statement on Form 10, as filed with the Securities and Exchange Commission on October 28, 2009 and incorporated herein by this reference.












                                  SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.





                                                ABC Acquisition Corp 1501
                                                      (Registrant)



Date:    May 26, 2010                       By: /S/ Nitin Amersey
                                                Nitin Amersey
                                                President, Chief Executive
                                                Officer